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                                                                    EXHIBIT 10.5

                                          , 1997


Capital West Securities, Inc.


16th Floor, One Leadership Square
211 N. Robinson
Oklahoma City, OK 73102

    Re: Public Offering of Common Stock Par Value
      $.01 Per Share (the "Common Stock"), of
      Horizon Pharmacies, Inc. (the "Company")

Gentlemen:


    Pursuant to Section 2(t) of the Underwriting Agreement, dated            ,
1997 (the "Underwriting Agreement"), by and among you and the Company, the undersigned (a holder of Common Stock) hereby agrees not to sell, contract to sell, transfer or otherwise dispose of any shares of Common Stock without the prior written consent of Capital West Securities, Inc. for a period of 24 months after the date of the initial public offering of the Common Stock. All communications to you hereunder shall be sent to the address set forth above, attention: Gregory M. Jones.


                                            Sincerely,

                                            ------------------------------------

                                            [Name]